Exhibit 20

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
March 28, 2008

The Proxy for the Annual Meeting of Stockholders is incorporated by reference to the Company’s Form 14A, which was filed with the Securities and Exchange Commission on February 27, 2008.